UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2018 (February 2, 2018)

MEDOVEX CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36763	46-3312262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3060 Royal Blvd South, Suite 150 Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 633-6839

(Former name or former address, if changed since last report)

Copies to:

Harvey J. Kesner, Esq.

Arthur S. Marcus, Esq.

Sichenzia Ross Ference Kesner LLP

1185 Avenue of the Americas, 37th Fol.

New York, New York 10036

Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2018, Mr. Patrick Kullman resigned as Chief Operating Officer of MedoveX Corp. (the “Company”), effective immediately. Mr. Kullman’s resignation was not a result of or caused by any disagreement with the Company.

Simultaneously with Mr. Kullman’s resignation, the Company entered into a consulting agreement with Mr. Kullman through his company, CG3 Consulting LLC, effective February 16, 2018 (the “Consulting Agreement”), pursuant to which Mr. Kullman agreed to provide certain consulting services to the Company. Pursuant to the Consulting Agreement, Mr. Kullman will, in an advisory capacity, perform such duties and responsibilities as a business advisory in consultation with the Company’s Chief Operating Officer (the “Services”). In addition, the Agreement provides that the Consultant is entitled to a monthly fee of $9,625 for his Services and reimbursement of all travel and certain other expenses as provided in the Consulting Agreement. The Consulting Agreement expires on July 31, 2018, subject to modification as contained therein. The Consulting Agreement replaces Mr. Kullman’s employment agreement with the Company, which provided for an annual salary of $232,000.

The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants and agreements contained in the Consulting Agreement, and is subject to and qualified in its entirety by reference to the complete text of the Consulting Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Consulting Agreement, by and between Medovex Corp. and CG3 Consulting LLC, dated February 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 6, 2018

MEDOVEX, CORP.

By:	/s/ Jarrett Gorlin
Name:	Jarrett Gorlin
Title:	Chief Executive Officer